Exhibit 99.2
Second Quarter 2010 EARNINGS CALL Supplemental Materials JULY 20, 2010

Forward Looking Statements Today's news release and this conference call contain statements related to FIS' future plans and expectations and, as such, constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about 2010 adjusted earnings per share, margin expansion and cash flow, as well as other statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted synergy cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this document are based on information available at the time of the document. FIS undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Use of Non-GAAP Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, adjusted earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the announced recapitalization plan, and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, accelerated stock compensation charges associated with merger and acquisition activity, costs associated with the announced recapitalization plan, acquisition related amortization and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures, acquisition related cash items and cash items associated with the announced recapitalization plan. Non-GAAP adjustments are recorded in the Corporate and Other segment and do not impact operating segment results. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the attachments to the press release dated 7/20/2010 and in the Investor Relations section of the FIS Web site, www.fisglobal.com. 3

Pro Forma Highlights - 2st Quarter 2010 Adjusted revenue of $1.29 billion, up 2.4% 1.7% increase in constant currency Adjusted EBITDA margin of 29.9%, up 140 bps Adjusted EPS of $0.46 Adjusted free cash flow of $108 million 4

Consolidated Results ($ millions) 5 Pro forma revenue increased 2.4% Constant currency revenue increased 1.7% Increased software sales and professional services Adjusted EBITDA increased 7.2% Adjusted margin expanded 140 bps to 29.9% Achievement of synergy cost savings Prior year results reflect the inclusion of Metavante results on a pro forma basis. Excludes $5 million purchase accounting adjustment for deferred revenues. Note: Calculations may differ due to rounding. (2) (2) Revenue EBITDA (1) (1)

Financial Solutions ($ millions) 6 Financial Solutions revenue increased 3.0% Increase in software and professional services revenue Adjusted EBITDA increased 5.0% Adjusted margin expanded 90 bps to 43.8% Achievement of synergy cost savings Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. Financial Solutions Revenue Financial Solutions EBITDA (1) (1)

Payment Solutions ($ millions) 7 Payment Solutions revenue was comparable to prior year Increased 4.5% excluding check businesses Adjusted EBITDA increased 4.0% Adjusted margin expanded 140 bps to 36.8% Attainment of synergy cost savings Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. Payment Solutions Revenue Payment Solutions EBITDA (1) (1)

International Solutions ($ millions) 8 Reported revenue increased 8.0% $9 million favorable currency impact Constant currency revenue increased 3.1% Santander portfolio deconverted in January Planned Bradesco conversion delayed Adjusted EBITDA increased 1.1% No currency impact Adjusted margin decreased 130 bps to 18.1% Constant currency margin decreased 40 bps to 19.0% Prior year results reflect the inclusion of Metavante results on a pro forma basis. Note: Calculations may differ due to rounding. International Solutions Revenue International Solutions EBITDA (1) (1)

Results Summary ($ millions) 9 Note: Calculations may differ due to rounding.

Cash Flows ($ millions) 10 Strong earnings Disciplined working capital management Targeted capital investment Q2 free cash flow impacted by timing of Federal tax payments. Note: Calculations may differ due to rounding.

Second Quarter 2010 EARNINGS CALL Supplemental Materials JULY 20, 2010 Appendix

Total Debt ($ millions) 12 LIBOR floor of 150 bps. Note: Calculations may differ due to rounding.

Consolidated Results Summary ($ millions) 13 Note: Calculations may differ due to rounding.

Note: Calculations may differ due to rounding. International Solutions 14 2010 Foreign Currency Exchange Rates 2010 Foreign Currency Exchange Rates 2010 Foreign Currency Exchange Rates LC/$ Budget(1) Forecast(2) Euro 1.48 1.24 Brazil 0.57 0.56 UK 1.65 1.47 Assumed currency rates included in 2010 guidance ($60 million full year revenue benefit) Current forecast assumes full year currency revenue benefit of $15 million